UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02556

Name of Fund:  Merrill Lynch Ready Assets Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Ready Assets Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Ready Assets Trust


Annual Report
December 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Ready Assets Trust
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Ready Assets Trust


Availability of Quarterly Schedule of Investments


The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005



A Letter From the President


Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes - stocks, bonds and cash - were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                 6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%        + 4.91%
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88         + 4.55
International equities (MSCI Europe Australasia Far East Index)        +14.88         +13.54
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60         + 3.51
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48         + 2.26


In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005



A Discussion With Your Fund's Portfolio Manager


We maintained a relatively conservative approach for much of the year as the Fed continued to increase short-term interest rates, but are prepared to adjust our strategy as the end of monetary tightening nears.


How did the Trust perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Merrill Lynch Ready Assets Trust paid shareholders a net annualized dividend of 2.57%. For the six-month period ended December 31, 2005, the Trust paid shareholders a net annualized dividend of 3.10%. At December 31, 2005, Ready Assets Trust had a seven-day yield of 3.57%.

The Trust's average portfolio maturity at December 31, 2005 was 59 days, compared to 60 days at June 30, 2005 and 52 days at December 31, 2004. The average portfolio maturity ranged from a high of 67 days to a low of 44 days during the fiscal year.

The economy remained quite resilient throughout the period, growing at an annualized rate of 3.5% in the first quarter of 2005, 3.3% in the second quarter and 4.1% in the third quarter (as measured by gross domestic product). In light of the perceived economic strength, and in an effort to combat inflation expectations, the Federal Reserve Board (the Fed) continued its "measured" series of interest rate hikes. In all, the Fed raised rates in 25 basis point (.25%) increments eight times during the year, bringing the federal funds rate to 4.25% at period-end.

Oil remained a hot topic for much of the period, although there was often disagreement among market participants as to whether a $20 per barrel increase in the price of oil posed a greater risk of inflation or a greater threat to consumer spending. Consumer sentiment figures grew weaker as oil prices rose, but Fed officials consistently warned that higher crude prices were sure to result in pricing pressures. This supported their rate increases throughout the year. Over the past 12 months, the two-year Treasury yield rose 133 basis points from 3.08% to 4.41% as the 10-year Treasury yield rose just 15 basis points from 4.24% to 4.39%. The result was a flattening of the yield curve.

Despite this dynamic, the steepness of the yield curve in the front end offered enticing value. The greatest value seemed to be in the six-month, nine-month and 12-month sectors. We were able to add higher yields to the portfolio while still maintaining a relatively short average duration. This allowed us to be constructive while limiting our interest rate exposure, an approach we thought was prudent given the expectation for continued interest rate hikes.


How did you manage the portfolio during the fiscal year?

For the most part, we sought to add incremental yield and total return potential to the portfolio by shifting our focus among maturities based on the relative steepness of the yield curve in various sectors. As the year began, our investment strategy was formulated on the premise that the Fed would continue to advance its program of measured interest rate increases. We primarily invested in 30-day commercial paper and floating rate securities in an effort to maximize our ability to respond to higher short-term interest rates. Floating rate securities, because their interest rates continuously reset, provide protection in a rising interest rate environment.

At the mid-point of the fiscal year, our floating rate position represented approximately 55% of portfolio assets. This was reduced to 46% by period-end as the continued tightening of credit spreads made this asset class very expensive. This was a result of increased demand but, even more so, was due to a slowdown in agency issuance. New regulations forced the Federal National Mortgage Association (Fannie Mae) to reduce its balance sheet. The fewer mortgages Fannie Mae was permitted to own, the less borrowing it needed to do in order to fund its holdings. Thus, discount notes outstanding, which had been the agencies' primary tool of issuance, dipped significantly. With all of this supply now missing from the market, spreads on short-term agency debt collapsed. As we trimmed exposure to variable rate issues, the assets were reallocated mostly to short-dated commercial paper and certificates of deposit. This allowed us to maintain a shorter average duration and sustain ample liquidity. Having significant overnight positions in a rising interest rate environment proves beneficial because it is the most effective way to meet redemptions while also allowing us to capitalize immediately when the Fed raises interest rates.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005



With the remainder of the portfolio, we searched for sectors that were attractively priced given the expectation for continued Fed interest rate hikes. The two-year sector appeared quite expensive for much of the year, while shorter sectors such as six months and 12 months offered much greater value. Securities in this range offered attractive yields given the relative steepness of the yield curve in the front end. Thus, our efforts to add incremental yield to the portfolio were concentrated on these sectors for a majority of the time, while we continued to target an average portfolio duration in the somewhat conservative 60-day range.

As the Trust's fiscal period neared an end, we focused on liquidity in anticipation of the cyclical year-end redemptions that normally occur as shareholders require liquidity for consumer spending. In order to meet our liquidity needs, we favored shorter-dated commercial paper with maturities of three months or less.


How would you characterize the Trust's position at the close of the period?

Although Hurricanes Katrina and Rita seemed to pose a legitimate threat to economic growth, the fixed income markets dismissed this as a temporary shock. It seems the economy is strong enough to absorb a brief slowdown, and the combination of lofty oil prices and the rebuilding efforts in the Gulf Coast region may justify even higher rates. In fact, as the period came to an end, the markets appeared resigned to the idea that short-term interest rates will move higher, at least until Dr. Ben Bernanke assumes his role as Fed Chairman on January 31, and probably afterward if the new chairman feels the need to establish his inflation-fighting credentials.

In the near term, we expect to keep the Trust's average portfolio maturity in the 55-day - 60-day range, with most investments in the one-month - two-month sector. However, once the Fed has communicated to the markets that "neutral" policy has been achieved, we would expect the spread between the federal funds rate and the two-year Treasury yield, which is typically positively sloped, to invert. We will look to reposition the portfolio prior to this occurrence. Specifically, we would look to barbell the portfolio, purchasing six-month money market securities on the shorter end of the barbell and two-year Treasury issues on the longer end.

The portfolio's composition, as a percent of net assets, at the end of December and as of our last report to shareholders is detailed below:


                                            12/31/05        6/30/05

Bank Notes                                      1.1%            --
Certificates of Deposit                          --            0.6%
Certificates of Deposit--European               3.8            6.5
Certificates of Deposit--Yankee*               11.0            6.9
Commercial Paper                               37.4           28.3
Corporate Notes                                25.4           19.2
Funding Agreements                              4.4            4.2
Repurchase Agreements                           3.3            1.9
U.S. Government, Agency &
  Instrumentality Obligations--
  Non-Discount                                 12.7           32.4
Other Assets Less Liabilities                   0.9           --++
                                              ------         ------
Total                                         100.0%         100.0%
                                              ======         ======

 * U.S. branches of foreign banks.

++ Amount is less than 0.1%.


Donaldo S. Benito
Vice President and Portfolio Manager

January 5, 2006



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005



Disclosure of Expenses


Shareholders of this Trust may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Trust expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Trust and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Trust and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value     July 1, 2005 to
                                                        July 1,         December 31,       December 31,
                                                          2005              2005               2005
Actual

Merrill Lynch Ready Assets Trust                         $1,000          $1,015.50            $3.44

Hypothetical (5% annual return before expenses)**

Merrill Lynch Ready Assets Trust                         $1,000          $1,022.09            $3.45

 * Expenses are equal to the Trust's annualized expense ratio of .67% multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005



Schedule of Investments                                          (In Thousands)


                                Face      Interest        Maturity
Issue                          Amount      Rate*            Date          Value

Bank Notes--1.1%

Bank of America,             $ 21,000      4.31(a)%       8/10/2006   $  21,000
NA

U.S. Bank, NA                  25,000      4.23(a)        7/28/2006      25,004

Total Bank Notes
(Cost--$46,004)                                                          46,004


Certificates of Deposit--European--3.8%

BNP Paribas,                   32,000      4.395         10/04/2006      31,906
London

Barclays Bank                  27,000      4.05           3/27/2006      26,900
Plc, London                    10,000      4.06           7/25/2006       9,963

Calyon, London                 25,000      3.60           4/10/2006      24,922
                               35,000      3.86           7/05/2006      34,890
                               22,000      4.365         10/03/2006      21,931

Total Certificates of Deposit--European
(Cost--$151,000)                                                        150,512


Certificates of Deposit--Yankee--11.0%

Barclays Bank                  24,000      4.313(a)       6/21/2006      23,998
Plc, NY                        53,000      4.329(a)       8/30/2006      52,993

Calyon NY                      27,000      4.80          12/27/2006      27,001

Canadian Imperial              39,000      3.995(a)       4/04/2006      38,993
Bank of Commerce,              27,000      4.75          12/05/2006      26,986
NY                             56,000      4.429(a)       1/15/2007      56,000

HBOS Treasury                  10,000      3.15           1/18/2006       9,995
Services Plc, NY               25,000      3.845          6/30/2006      24,895

Royal Bank of                  32,000      4.315(a)      11/16/2006      31,997
Scotland, NY

Swedbank, NY                   40,000      3.425          3/27/2006      40,000

Toronto-Dominion               25,000      3.75           6/21/2006      24,887
Bank, NY                       25,000      3.95           7/24/2006      24,892
                               30,000      3.795          7/28/2006      29,842
                               25,000      3.94           7/31/2006      24,887

Total Certificates of Deposit--Yankee
(Cost--$437,985)                                                        437,366


Commercial Paper--37.4%

Amstel Funding                 50,000      4.04           1/11/2006      49,954
Corp.                          25,000      4.30           2/06/2006      24,899
                               19,000      4.32           2/28/2006      18,872

Amsterdam                      15,000      4.19           1/09/2006      14,989
Funding Corp.

Aspen Funding                  27,000      4.095          1/24/2006      26,935
Corp.                          40,000      4.40           3/17/2006      39,640

Barclays U.S.                  27,000      4.31           2/28/2006      26,821
Funding Corp.

Barton Capital,                45,000      4.16           1/05/2006      44,990
LLC                            47,505      4.17           1/12/2006      47,455

Bryant Park                    20,000      4.31           1/17/2006      19,966
Funding, LLC                   40,166      4.31           1/18/2006      40,094
                               35,000      4.22           1/19/2006      34,934

CAFCO, LLC                     15,000      4.31           2/07/2006      14,937
                               15,000      4.36           2/15/2006      14,922



                                Face      Interest        Maturity
Issue                          Amount      Rate*            Date          Value

Commercial Paper (concluded)

CRC Funding,                $  40,000      4.19 %         1/10/2006   $  39,967
LLC                            27,000      4.07           1/17/2006      26,956

Chariot Funding,               20,000      4.34           2/07/2006      19,915
LLC

Compass                        16,000      4.23           1/19/2006      15,970
Securitization, LLC             9,000      4.35           1/23/2006       8,978

DNB NOR Bank                   41,000      4.12           1/26/2006      40,894
ASA

Dorada Finance                 16,000      4.40           3/06/2006      15,878
Inc.

FCAR Owner Trust               40,000      4.07           1/17/2006      39,935
                               13,000      4.11           1/19/2006      12,977
                               11,000      4.41           3/15/2006      10,904

Grampian                       28,000      4.06           1/18/2006      27,953
Funding Ltd.                   37,000      4.27           2/22/2006      36,788

Greyhawk                       50,000      4.16           1/09/2006      49,965
Funding, LLC                   41,000      4.10           1/23/2006      40,906
                               39,000      4.11           1/24/2006      38,906

HBOS Treasury                  60,000      4.21           2/13/2006      59,710
Services Plc

IXIS Commercial                27,000      4.08           1/23/2006      26,939
Paper Corp.

Jupiter                        35,000      4.34           2/01/2006      34,878
Securitization                 13,000      4.40           3/20/2006      12,877
Corp.

Morgan Stanley                 18,500      4.33(a)        2/21/2006      18,500
                               21,000      4.33(a)        3/03/2006      21,000
                               11,500      4.33(a)        3/07/2006      11,500

New Center Asset               40,000      4.39           2/17/2006      39,781
Trust                          30,000      4.39           2/21/2006      29,821
                               20,000      4.33           2/23/2006      19,877

Newport Funding                 7,000      4.08           1/19/2006       6,988
Corp.                          20,000      4.08           1/20/2006      19,962
                               27,000      4.31           1/25/2006      26,929
                                9,000      4.33           2/02/2006       8,968
                               35,000      4.22           2/13/2006      34,828
                               37,000      4.24           2/16/2006      36,811

Santander Central              32,000      3.95           3/22/2006      31,694
Hispano Finance,
Inc.

Sheffield                      25,000      4.22           1/03/2006      25,000
Receivables Corp.              15,000      4.30           2/07/2006      14,937

Skandinaviska                  50,000      4.34(a)        1/23/2006      50,000
Ensklida Banken
AB

Solitaire                      20,000      4.23           1/31/2006      19,934
Funding LLC

Spintab AB                     32,000      3.92           2/27/2006      31,789

Surrey Funding                 10,000      4.18           1/11/2006       9,991
Corp.

Windmill                       20,000      4.30           1/10/2006      19,983
Funding Corp.                  31,000      4.30           2/10/2006      30,864

Total Commercial Paper
(Cost--$1,489,911)                                                    1,489,861



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)


                                Face      Interest        Maturity
Issue                          Amount      Rate*            Date          Value

Corporate Notes--25.4%

ANZ National                 $ 27,000      4.311(a)%     12/29/2006   $  27,000
(International),
Ltd.

ASIF Global                    15,000      4.38(a)        1/23/2007      15,000
Financing XXX

American Honda                  9,000      4.224(a)       1/20/2006       9,000
Finance Corp.                  16,000      4.42(a)        2/21/2006      16,002
                               48,000      4.075(a)       7/10/2006      47,991
                               24,250      4.65(a)        9/11/2006      24,282

Bank of Ireland                12,000      4.34(a)        1/19/2007      12,000

Blue Heron                     21,000      4.409(a)       2/22/2006      21,000
Funding IX, Class A

CC (USA) Inc.                  25,000      3.75           4/21/2006      24,925
(Centauri)                     26,000      4.318(a)       5/12/2006      26,000
                               75,000      4.31(a)       11/17/2006      74,998

Citigroup, Inc.                39,000      4.193(a)       1/12/2007      39,039

General Electric               50,000      4.47(a)        1/17/2007      50,000
Capital Corp.

Goldman Sachs                  51,700      4.389(a)       1/15/2007      51,700
Group, Inc.

HSBC Finance                   40,000      4.266(a)      10/27/2006      40,035
Inc.                           39,000      4.369(a)       1/24/2007      39,000

JP Morgan                     100,710      4.601(a)       9/15/2006     100,823
Chase & Co.

MetLife Global                 16,500      4.31(a)        1/06/2007      16,500
Funding I                      11,500      4.429(a)       1/15/2007      11,500

Nationwide                     13,000      4.579(a)       1/26/2007      13,005
Building Society

Northern Rock Plc              21,500      4.53(a)        1/09/2007      21,500

Permanent                      30,000      4.32(a)        3/10/2006      30,000
Financing (No. 7)
Plc

Permanent                      30,000      4.32(a)        6/12/2006      30,000
Financing (No. 8)
Plc

Procter &                      33,500      4.45(a)        1/10/2007      33,500
Gamble Co.

Sigma Finance                 102,000      4.32(a)        3/21/2006     101,998
Inc.                           48,000      4.32(a)        5/19/2006      47,999
                               24,500      4.31(a)        9/22/2006      24,498

Stanfield Victoria             15,300      4.32(a)        5/15/2006      15,299
Funding LLC

Westpac Banking                11,000      4.49(a)        1/11/2007      11,002
Corp.

White Pine                     37,000      4.315(a)      10/12/2006      36,997
Finance LLC

Total Corporate Notes
(Cost--$1,012,648)                                                    1,012,593



                                Face      Interest        Maturity
Issue                          Amount      Rate*            Date          Value

Funding Agreements--4.4%

Jackson National            $  86,000      4.371(a)%      5/01/2006   $  86,000
Life Insurance
Co. (b)

Metropolitan Life              20,000      4.391(a)       4/03/2006      20,000
Insurance Co. (b)

Monumental Life                20,000      4.436(a)      11/16/2006      20,000
Insurance Co. (b)

New York Life                  30,000      4.445(a)       5/26/2006      30,000
Insurance Co. (b)              20,000      4.391(a)      10/18/2006      20,000

Total Funding Agreements
(Cost--$176,000)                                                        176,000


U.S. Government Agency & Instrumentality
Obligations--Non-Discount--12.7%

Fannie Mae                     12,000      2.25           2/17/2006      11,969
                                6,410      1.80           4/20/2006       6,357
                                8,550      2.55           6/01/2006       8,470
                                7,200      1.98           6/26/2006       7,109
                               10,000      4.00           8/08/2006       9,963
                               10,000      3.00           9/20/2006       9,883

Federal Farm                   19,000      4.29(a)        2/21/2006      18,999
Credit Banks                   22,000      4.29(a)        5/19/2006      21,998
                                9,500      2.15           7/21/2006       9,374
                               25,000      4.30(a)        8/16/2006      25,000
                               74,000      4.29(a)       12/22/2006      73,993
                               13,000      4.32(a)        2/20/2008      12,997

Federal Home                   12,935      2.40           5/03/2006      12,839
Loan Bank                      50,000      4.195(a)       5/10/2006      49,993
System                         25,000      4.25(a)        5/19/2006      24,999
                               37,000      4.29(a)        6/01/2006      36,994
                                5,000      2.25           6/23/2006       4,944
                               36,000      4.26(a)        8/21/2006      35,986
                               15,000      3.25          11/29/2006      14,803
                                7,000      3.75          11/30/2006       6,938
                               12,500      3.45           1/10/2007      12,337
                               10,000      4.00           6/13/2007       9,883
                                5,300      4.21           9/14/2007       5,250
                               12,000      4.85          11/09/2007      12,001

Freddie Mac                    15,000      2.15           1/30/2006      14,977
                                1,490      2.15           2/17/2006       1,486
                               12,500      3.82           7/14/2006      12,445
                               13,000      4.45           9/28/2007      12,864
                               10,700      4.705         10/11/2007      10,664
                               11,000      4.75          10/24/2007      10,970

Total U.S. Government Agency &
Instrumentality Obligations--
Non-Discount (Cost--$507,909)                                           506,485



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)


Face
Amount                         Issue                                      Value

Repurchase Agreements--3.3%

$130,702  UBS Securities LLC, purchased on 12/30/2005 to yield
          4.27% to 1/03/2006, repurchase price of $130,764,
          collateralized by Fannie Mae, 4.625% due 10/15/2013 and
          Freddie Mac, 4.625% due 12/19/2008                         $  130,702

Total Repurchase Agreements (Cost--$130,702)                            130,702

Total Investments (Cost--$3,952,159**)--99.1%                         3,949,523
Other Assets Less Liabilities--0.9%                                      34,246
                                                                     ----------
Net Assets--100.0%                                                   $3,983,769
                                                                     ==========

  * Commercial Paper and certain U.S. Government Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjustable periodically based upon appropriate indexes. The interest rates shown are the rates in effect at December 31, 2005.

 ** The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                            $    3,952,159
                                              ==============
    Gross unrealized appreciation             $           58
    Gross unrealized depreciation                    (2,694)
                                              --------------
    Net unrealized depreciation               $      (2,636)
                                              ==============

(a) Floating rate notes.

(b) Restricted securities as to resale, representing 4.4% of net assets, were as follows:

                                                                Acquisition
    Issue                                                           Date          Cost          Value
    Jackson National Life Insurance Co., 4.371% due 5/01/2006    5/02/2005   $     86,000   $     86,000
    Metropolitan Life Insurance Co., 4.391% due 4/03/2006        4/01/2005         20,000         20,000
    Monumental Life Insurance Co., 4.436% due 11/16/2006        11/18/2005         20,000         20,000
    New York Life Insurance Co.:
        4.445% due 5/26/2006                                     5/27/2005         30,000         30,000
        4.391% due 10/18/2006                                   10/19/2005         20,000         20,000
                                                                             ------------   ------------
    Total                                                                    $    176,000   $    176,000
                                                                             ============   ============

    See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005


Statement of Assets and Liabilities

As of December 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$3,952,158,675)                     $ 3,949,522,878
           Cash                                                                                                             9,721
           Receivables:
               Beneficial interest sold                                                        $    43,254,949
               Interest                                                                             15,695,698         58,950,647
                                                                                               ---------------
           Prepaid expenses and other assets                                                                              176,393
                                                                                                                  ---------------
           Total assets                                                                                             4,008,659,639
                                                                                                                  ---------------

Liabilities

           Payables:
               Beneficial interest redeemed                                                         21,593,198
               Other affiliates                                                                      1,347,157
               Investment adviser                                                                    1,193,236
               Distributor                                                                             602,770         24,736,361
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                         154,316
                                                                                                                  ---------------
           Total liabilities                                                                                           24,890,677
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $ 3,983,768,962
                                                                                                                  ===============

Net Assets Consist of

           Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                   $   398,640,476
           Paid-in capital in excess of par                                                                         3,587,764,283
           Unrealized depreciation--net                                                                               (2,635,797)
                                                                                                                  ---------------
           Net Assets--Equivalent to $1.00 per share based on 3,986,404,758 shares of beneficial
           interest outstanding                                                                                   $ 3,983,768,962
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005


Statement of Operations

For the Year Ended December 31, 2005
Investment Income

           Interest and amortization of premium and discount earned                                               $   134,769,969

Expenses

           Investment advisory fees                                                            $    15,609,428
           Transfer agent fees                                                                       6,325,279
           Distribution fees                                                                         4,451,278
           Accounting services                                                                         574,779
           Printing and shareholder reports                                                            196,416
           Custodian fees                                                                              107,654
           Trustees' fees and expenses                                                                  87,031
           Professional fees                                                                            82,160
           Registration fees                                                                            62,768
           Pricing services                                                                             14,221
           Other                                                                                        79,958
                                                                                               ---------------
           Total expenses                                                                                              27,590,972
                                                                                                                  ---------------
           Investment income--net                                                                                     107,178,997
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on investments--net                                                                                  121
           Change in unrealized depreciation--net                                                                        (41,003)
                                                                                                                  ---------------
           Total realized and unrealized loss--net                                                                       (40,882)
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $   107,138,115
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005


Statements of Changes in Net Assets
                                                                                                      For the Year Ended
                                                                                                         December 31,
Increase (Decrease) in Net Assets:                                                                  2005                2004
Operations

           Investment income--net                                                              $   107,178,997    $    37,420,584
           Realized gain--net                                                                              121            119,785
           Change in unrealized depreciation--net                                                     (41,003)        (3,573,903)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                    107,138,115         33,966,466
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

           Investment income--net                                                                (107,178,997)       (37,420,584)
           Realized gain--net                                                                            (121)          (119,785)
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends and distributions to
           shareholders                                                                          (107,179,118)       (37,540,369)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

           Net proceeds from sale of shares                                                      5,795,069,803      6,280,350,275
           Value of shares issued to shareholders in reinvestment of dividends and
           distributions                                                                           107,181,785         37,533,122
                                                                                               ---------------    ---------------
                                                                                                 5,902,251,588      6,317,883,397
           Cost of shares redeemed                                                             (6,204,025,993)    (6,739,428,612)
                                                                                               ---------------    ---------------
           Net decrease in net assets derived from beneficial interest transactions              (301,774,405)      (421,545,215)
                                                                                               ---------------    ---------------

Net Assets

           Total decrease in net assets                                                          (301,815,408)      (425,119,118)
           Beginning of year                                                                     4,285,584,370      4,710,703,488
                                                                                               ---------------    ---------------
           End of year                                                                         $ 3,983,768,962    $ 4,285,584,370
                                                                                               ===============    ===============

           See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005


Financial Highlights

The following per share data and ratios have been derived                        For the Year Ended December 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ----------   ----------    ----------   ----------   ----------
               Investment income--net                                  .0258        .0082         .0068        .0139        .0381
               Realized and unrealized gain (loss)--net                 --++      (.0008)       (.0006)      (.0005)        .0015
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                            .0258        .0074         .0062        .0134        .0396
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                (.0258)      (.0082)       (.0068)      (.0139)      (.0381)
               Realized gain--net                                       --++         --++       (.0001)      (.0001)      (.0002)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total dividends and distributions                         (.0258)      (.0082)       (.0069)      (.0140)      (.0383)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $     1.00   $     1.00    $     1.00   $     1.00   $     1.00
                                                                  ==========   ==========    ==========   ==========   ==========
           Total Investment Return                                     2.61%         .83%          .67%        1.40%        3.81%
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                     .66%         .64%          .63%         .62%         .63%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income and realized gain--net                    2.57%         .81%          .69%        1.40%        3.82%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $3,983,769   $4,285,584    $4,710,703   $5,336,209   $6,003,955
                                                                  ==========   ==========    ==========   ==========   ==========

               ++ Amount is less than $(.0001) per share.

                  See Notes to Financial Statements.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Ready Assets Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Repurchase agreements--The Trust may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(c) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Trust declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax) in additional shares of beneficial interest at net asset value. Dividends are declared from net investment income and distributions from net realized gain or loss on investments.

(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005



Notes to Financial Statements (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM provides the Trust with investment management, research, statistical and advisory services, and pays certain other expenses of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates:


Portion of average daily value of net assets:                  Rate

Not exceeding $500 million                                    .500%
In excess of $500 million but not exceeding $1 billion        .400%
In excess of $1 billion but not exceeding $5 billion          .350%
In excess of $5 billion but not exceeding $10 billion         .325%
In excess of $10 billion but not exceeding $15 billion        .300%
In excess of $15 billion but not exceeding $20 billion        .275%
In excess of $20 billion                                      .250%


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, receives a distribution fee from the Trust. The fee is accrued daily and paid monthly at the annual rate of .125% of average daily net assets of the Trust for shareholders whose Trust accounts are serviced by MLPF&S financial advisors, whether maintained through MLPF&S or directly with the Trust's transfer agent. The distribution fee is to compensate MLPF&S for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of the Trust. For the year ended December 31, 2005, MLPF&S earned $4,451,278 under the Shareholder Servicing Plan.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

For the year ended December 31, 2005, the Trust reimbursed MLIM $94,501 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, FDS, PSI, FAMD, ML & Co., and/or MLIM, LLC.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:



                                          12/31/2005     12/31/2004

Distributions paid from:
   Ordinary income                    $  107,179,118   $   37,532,952
   Net long-term capital gains                    --            7,417
                                      --------------   --------------
Total taxable distributions           $  107,179,118   $   37,540,369
                                      ==============   ==============


As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                     $       24,296
Undistributed long-term capital gains--net                         --
                                                       --------------
Total undistributed earnings--net                              24,296
Capital loss carryforward                                          --
Unrealized losses--net                                   (2,660,093)*
                                                       --------------
Total accumulated losses--net                          $  (2,635,797)
                                                       ==============

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Merrill Lynch Ready Assets Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Ready Assets Trust as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Ready Assets Trust as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
February 17, 2006



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid during the year ended December 31, 2005 by Merrill Lynch Ready Assets Trust:



Federal Obligation Interest                                          15.89%*
Interest-Related Dividends for Non-U.S. Residents                    91.22%**

* The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005


Officers and Trustees
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Trust        Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Interested Trustee


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Trustee               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") since 2001;
                                              Chief Investment Officer of OppenheimerFunds,
                                              Inc. in 1999 and Executive Vice President
                                              thereof from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Trust based on his currrent positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Trust
  President, Mr. Doll serves at the pleasure of the Board of Trustees.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005


Officers and Trustees (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Trust        Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Independent Trustees*


Donald W. Burton        Trustee      2002 to  General Partner of The Burton Partnership,       23 Funds       Knology, Inc.
P.O. Box 9095                        present  Limited Partnership (an investment partnership)  42 Portfolios  (telecommuni-
Princeton,                                    since 1979; Managing General Partner of The                     cations) and
NJ 08543-9095                                 South Atlantic Venture Funds since 1983; Member                 Symbion, Inc.
Age: 61                                       of the Investment Advisory Council of the Florida               (healthcare)
                                              State Board of Administration since 2001.


Laurie Simon Hodrick    Trustee      1999 to  Professor of Finance and Economics, Graduate     23 Funds       None
P.O. Box 9095                        present  School of Business, Columbia University since    42 Portfolios
Princeton,                                    1998.
NJ 08543-9095
Age: 43


John Francis O'Brien    Trustee      2005 to  President and Chief Executive Officer of         23 Funds       ABIOMED
P.O. Box 9095                        present  Allmerica Financial Corporation (financial       42 Portfolios  (medical device
Princeton,                                    services holding company) from 1995 to 2002                     manufacturer),
NJ 08543-9095                                 and Director from 1995 to 2003; President of                    Cabot
Age: 62                                       Allmerica Investment Management Co., Inc.                       Corporation
                                              (investment adviser) from 1989 to 2002,                         (chemicals),
                                              Director from 1989 to 2002 and Chairman of                      LKQ Corporation
                                              the Board from 1989 to 1990; President, Chief                   (auto parts
                                              Executive Officer and Director of First                         manufacturing)
                                              Allmerica Financial Life Insurance Company                      and TJX
                                              from 1989 to 2002 and Director of various other                 Companies, Inc.
                                              Allmerica Financial companies until 2002; Director              (retailer)
                                              since 1989, Member of the Governance Nominating
                                              Committee since 2004, Member of the Compensation
                                              Committee of ABIOMED since 1989 and Member of
                                              the Audit Committee of ABIOMED from 1990 to
                                              2004; Director and member of the Governance and
                                              Nomination Committee of Cabot Corporation and
                                              Member of the Audit Committee since 1990;
                                              Director and Member of the Audit Committee and
                                              Compensation Committee of LKQ Corporation since
                                              2003; Lead Director of TJX Companies, Inc. since
                                              1999; Trustee of the Woods Hole Oceanographic
                                              Institute since 2003.


David H. Walsh          Trustee      2003 to  Consultant with Putnam Investments from 1993     23 Funds       None
P.O. Box 9095                        present  to 2003, and employed in various capacities      42 Portfolios
Princeton,                                    therewith from 1973 to 1992; Director, The
NJ 08543-9095                                 National Audubon Society since 1998; Director,
Age: 64                                       The American Museum of Fly Fishing since 1997.


Fred G. Weiss**         Trustee      1998 to  Managing Director of FGW Associates since        23 Funds       Watson
P.O. Box 9095                        present  1997; Vice President, Planning, Investment and   42 Portfolios  Pharmaceuticals,
Princeton,                                    Development of Warner Lambert Co. from 1979                     Inc.
NJ 08543-9095                                 to 1997; Director of the Michael J. Fox Foundation              (pharmaceutical
Age: 64                                       for Parkinson's Research since 2000; Director of                company)
                                              BTG International PLC (a global technology
                                              commercialization company) since 2001.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Trust        Served   Principal Occupation(s) During Past 5 Years
Trust Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer    1999 to  Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of
Age: 45                              present  Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                              IQ Funds since 2004.


Donaldo S. Benito       Vice         1998 to  Vice President (Global Fixed Income) of MLIM since 1985.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 60


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
P.O. Box 9011           Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                 Investment Management from 2002 to 2004; Managing Director and Global Director
Age: 54                                       of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                              Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Trust serve at the pleasure of the Board of Trustees.

Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH READY ASSETS TRUST                              DECEMBER 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick, (3) John F. O'Brien,
           (4) David H. Walsh and (5) Fred G. Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending December 31, 2005 - $36,000
                                Fiscal Year Ending December 31, 2004 - $35,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending December 31, 2005 - $0
                                Fiscal Year Ending December 31, 2004 - $0

           (c) Tax Fees -       Fiscal Year Ending December 31, 2005 - $5,700
                                Fiscal Year Ending December 31, 2004 - $5,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending December 31, 2005 - $0
                                Fiscal Year Ending December 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending December 31, 2005 - $5,577,771
               Fiscal Year Ending December 31, 2004 - $11,926,355

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Ready Assets Trust


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Ready Assets Trust


Date: February 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Ready Assets Trust


Date: February 21, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Ready Assets Trust


Date: February 21, 2006